UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  October 16, 2008

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Brekford International Corp.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	000-52719	20-4086662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7020 Dorsey Road, Suite C, Hanover, Maryland 21076

(Address of Principal Executive Offices) (Zip Code)

(443) 557-0200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On October 17, 2008, Mr. Jonathan J. Fleming, a Class I director of Brekford International Corp. (the “Company”), provided notice to the board of directors of his resignation from the board effective on that date.

(d)

On October 16, 2008, the board of directors of the Company appointed Messrs. Jessie Lee and Richard E. Deloney, Jr. as Class II directors of the Company.

Each of the new directors is expected to be named to the audit and compensation committees of the Company's board of directors.

The Company is not aware of any arrangement or understanding between either of the new directors and any other person, pursuant to which either director was selected as a director.  Neither of the new directors or any of their immediate family members has been a party to any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Brekford International Corp.
(Registrant)

By:	/s/ CHANDRA (C.B.) BRECHIN
Name:	Chandra (C.B.) Brechin
Title:	Chief Executive Officer

Date:  October 22, 2008

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